EXHIBIT 99.1
JOHN WALSHE MURRAY (074823) STEPHENT. O’NEILL (115132) THOMAS T. HWANG (218678) LAURENT CHEN (191661) MURRAY & MURRAY A Professional Corporation 19400 Stevens Creek Blvd., Suite 200 Cupertino, CA 95014-2548 Telephone: (650) 852-9000; (408) 907-9200 Facsimile: (650) 852-9244 Email: jwmurray@murraylaw.com Email: Soneill@murraylaw.com Email: thwang@murraylaw.com Email: lchen@murraylaw.com Attorneys for Debtor UNITED STATES BANKRUPTCY COURT NORTHERN DISTRICT OF CALIFORNIA SAN JOSE DIVISION In re: Tvia, Inc. ) ) A California Corporation, ) ) ) Debtor. ) Chapter 11 ) 4001 Burton Drive ) Case No. 08-55860-RLE-ll Santa Clara, CA 95054 ) ) Employer Tax LP. No.: 94-3175152 ) ) First Amendment To Exhibit “A” To Voluntary Petition Tvia, Inc., the debtor and debtor in possession (the “Debtor”) in the above-captioned Chapter 11 case, hereby submits this amendment to Exhibit “A” To Voluntary Petition (The “Exhibit”). On October 15,2008 (the “Petition Date”), the Debtor filed its Voluntary Petition under chapter 11 of the Bankruptcy Code which attaches the Exhibit. The information on the Exhibit has been amended since the Petition Date. Accordingly, attached hereto as Exhibit “A” and incorporated by this reference is the Debtor’s First Amended Exhibit A to Voluntary Petition. 1 AMENDMENT TO EXHIBIT “A” TO VOLUNTARY PETITION

Dated: October 30, 2008 Tvia , Inc. By: /s/EUPorat Eli Porat Chief Executive Officer and Responsible Individual 2 AMENDMENT TO EXHIBIT “A” TO VOLUNTARY PETITION

B IA (Official Farm I, Exhibit A) (9/97)
[If debtor is required to file periodic reports (e.g., forms 1OK and 10Q) with the Securities and Exchange Commission pursuant to section 13 or i5(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11 of the Bankruptcy Code, this Exhibit “A “ shall be completed and attached to the petition.] united states bankruptcy court In re Tvia.Inc. , ) Case No. 08-55860 Debtor ) ) ) Chapter 11 FIRST AMENDED EXHIBIT “A” TO VOLUNTARY PETITION If any of the debtor’s securities are registered under Section 12 of the Securities Exchange Act of 1934, the SEC file number is 333-34024 and 333-139184 . The following financial data is the latest available information and refers to the debtor’s condition on October 15, 2008 a. Total assets $ 5,324.767.00 b. Total debts (including debts listed in 2.c., below) $ 984.830.74 c. debt securities held by more than 500 holders: Approximate number of holders: unsecured secured ☐ ☐ subordinated ☐ $ unsecured secured ☐ ☐ subordinated ☐ $ unsecured secured ☐ ☐ subordinated ☐ $ unsecured secured ☐ ☐ subordinated ☐ $ unsecured secured ☐ ☐ subordinated ☐ $ d. Number of shares of preferred stock e. Number of shares common stock 30,325,354 Over 500 Comments, if any: - 3. Brief description of debtor’s business: Fabless semiconductor company which designs and develops digital display processors for digital televisions and other broadcast and consumer display products. 4. List the names of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of debtor: None.

B6 Summary (Official Form 6 - Summary) (12/07)

United States Bankruptcy Court
Northern District of California

In re Tvia, Inc., Debtor

Case No. 08-55860

Chapter 11

SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts of all claims from Schedules D, E, and F to determine the total amount of the debtor's liabilities. Individual debtors also must complete the "Statistical Summary of Certain Liabilities and Related Data" if they file a case under chapter 7, 11, or 13.

NAME OF SCHEDULE	ATTACHED (YES/NO)	NO. OF SHEETS	ASSETS	LIABILITIES	OTHER
A - Real Property	YES	1	$ 0.00		
B - Personal Property	YES	3	$ 5,324,767.00		
C - Property Claimed as Exempt	NO				
D - Creditors Holding Secured Claims	YES	1		$ 0.00	
E - Creditors Holding Unsecured Priority Claims (Total of Claims on Schedule E)	YES	2		$ 37,240.00	
F - Creditors Holding Unsecured Nonpriority Claims	YES	5		$ 947,590.74	
G - Executory Contracts and Unexpired Leases	YES	4			
H - Codebtors	YES	1			
I - Current Income of Individual Debtor(s)	NO	0			$
J - Current Expenditures of Individual Debtor(s)	NO	0			$
TOTAL		17	$ 5,324,767.00	$ 984,830.74

B6A (Official Form 6A) (12/07) In re: Tvia, Inc. Case No. 08-55860 Debtor (If known) SCHEDULE A — REAL PROPERTY CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY. WITHOUT DESCRIPTION AND DEDUCTING ANY AMOUNT OF LOCATION OF NATURE OF DEBTOR’S HUSBAND, WIFE, SECURED CLAIM SECURED PROPERTY INTEREST IN PROPERTY JOINT OR COMMUNITY OR EXEMPTION CLAIM Total > 0.00 (Report also on Summery of Schedules.)

B6B (Official Form 6B) (12/07)

In re Tvia, Inc. Debtor

Case No. 08-55860 (If known)

SCHEDULE B - PERSONAL PROPERTY

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT OR COMMUNITY	CURRENT VALUE OF DEBTOR'S INTEREST IN PROPERTY, WITH-OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
1. Cash on hand		Petty cash at Tvia headquarters: 4001 Burton Drive, Santa Clara, CA 95054		1,000.00
2. Checking, savings or other financial accounts, certificates of deposit, or shares in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives.		See Attachment B.2		3,146,528.00
3. Security deposits with public utilities, telephone companies, landlords, and others.		See Attachment B.3		91,789.00
4. Household goods and furnishings, including audio, video, and computer equipment.	X			
5. Books, pictures and other art objects, antiques, stamp, coin, record, tape, compact disc, and other collections or collectibles.	X			
6. Wearing apparel.	X			
7. Furs and jewelry.	X			
8. Firearms and sports, photographic, and other hobby equipment.	X			
9. Interests in insurance policies. Name insurance company of each policy and itemize surrender or refund value of each.		National Union Fire Insurance Company of Pittsburgh, PA Executive Organization Liability Insurance		Unknown
Interests in insurance policies. Name insurance company of each policy and itemize surrender or refund value of each.		Old Republic Insurance Company Directors and Officers Liability Insurance Policy		Unknown
10. Annuities. Itemize and name each issuer.	X			
11. Interests in an education IRA as defined in 26 U.S.C. § 530(b)(1) or under a qualified State tuition plan as defined in 26 U.S.C. § 529(b)(1). Give particulars. (File separately the record(s) of any such interest(s). 11 U.S.C. § 521(c).)	X			
12. Interests in IRA, ERISA, Keogh, or other pension or profit sharing plans. Give particulars.	X			
13. Stock and interests in incorporated and unincorporated businesses. Itemize.		Interest in Nxvue, Inc., 4001 Burton Drive, Santa Clara, CA 95054		Unknown
Stock and interests in incorporated and unincorporated businesses. Itemize.		Interest in subsidiary company, Tvia Inc. China Devel Area Software Bldg #606 669 Changjang Road West Hefei, Anhui 230088 P.R. China		Unknown
14. Interests in partnerships or joint ventures. Itemize.	X

B6B (Official Form 6B) (12/07) -- Cont.

In re Tvia, Inc. Debtor   Case No. 08-55860 (If known)

SCHEDULE B - PERSONAL PROPERTY
(Continuation Sheet)

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT OR COMMUNITY	CURRENT VALUE OF DEBTOR'S INTEREST IN PROPERTY, WITH-OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
15. Government and corporate bonds and other negotiable and nonnegotiable instruments.	X			
16. Accounts receivable.		See Attachment B.16		108,200.00
17. Alimony, maintenance, support, and property settlements to which the debtor is or may be entitled. Give particulars.	X			
18. Other liquidated debts owed to debtor including tax refunds. Give particulars.	X			
19. Equitable or future interests, life estates, and rights or powers exercisable for the benefit of the debtor other than those listed in Schedule A - Real Property.	X			
20. Contingent and noncontingent interests in estate of a decedent, death benefit plan, life insurance policy, or trust.	X			
21. Other contingent and unliquidated claims of every nature, including tax refunds, counterclaims of the debtor, and rights to setoff claims. Give estimated value of each.		Lawsuits pending in Superior Court, Santa Clara County and Superior Court, Alameda County See Attachment B.21		Unknown
22. Patents, copyrights, and other intellectual property. Give particulars.		Intellectual property re: multimedia-display processor technology, television designs, engineering know-how and customer information		TBD
Patents, copyrights, and other intellectual property. Give particulars.		Tvia trademark registered June 20, 2006; 2 patents and 10 pending patents		TBD
23. Licenses, franchises, and other general intangibles. Give particulars.		Inbound Software License Agreement with Kopera Software, Inc.		Unknown
Licenses, franchises, and other general intangibles. Give particulars.		Inbound Technology License Agreement with Advanced Architectures, LLC		Unknown
Licenses, franchises, and other general intangibles. Give particulars.		Inbound Technology License Agreement with Aldec, Inc.		Unknown
Licenses, franchises, and other general intangibles. Give particulars.		Inbound Technology License Agreement with Artisan Components, Inc. ARM Holding PLC		Unknown
Licenses, franchises, and other general intangibles. Give particulars.		Inbound Technology License Agreement with Explore Semiconductor, Inc.		Unknown
Licenses, franchises, and other general intangibles. Give particulars.		Inbound Technology License Agreement with Faraday Technology Corporation		Unknown
Licenses, franchises, and other general intangibles. Give particulars.		Inbound Technology License Agreement with Zoran Microelectronics, Ltd		Unknown

B6B (Official Form 6B) (12/07) -- Cont.

In re Tvia, Inc. Case No. 08-55860
Debtor (If known)

SCHEDULE B - PERSONAL PROPERTY
(Continuation Sheet)

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT OR COMMUNITY	CURRENT VALUE OF DEBTOR'S INTEREST IN PROPERTY, WITH-OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
24. Customer lists or other compilations containing personally identifiable information (as defined in 11 U.S.C. § 101(41A)) provided to the debtor by individuals in connection with obtaining a product or service from the debtor primarily for personal, family, or household purposes.	X			
25. Automobiles, trucks, trailers, and other vehicles and accessories.	X			
26. Boats, motors, and accessories.	X			
27. Aircraft and accessories.	X			
28. Office equipment, furnishings, and supplies.		**Office furniture and furnishings** **See Attachment B.28 and 29**		**Unknown**
29. Machinery, fixtures, equipment and supplies used in business.		**See Attachment B.28 and 29**		**Unknown**
30. Inventory.		**Various work in process and finished goods - market value;** **See Attachment B.30**		**1,339,916.00**
31. Animals.	X			
32. Crops - growing or harvested. Give particulars.	X			
33. Farming equipment and implements.	X			
34. Farm supplies, chemicals, and feed.	X			
35. Other personal property of any kind not already listed. Itemize.		**Accrued interest on investments and prepaid deposits;** **See Attachment B.35**		**637,334.00**

2 continuation sheets attached

Total > **$5,324,767.00**

(Include amounts from any continuation sheets attached. Report total also on Summary of Schedules.)

TVIA, Inc Cash and Cash Equivalents Schedule B6B 2. As of 10/31/2008 Accounting Information Instution name and address Balance© 10-15-08 —— —— —— Silicon Valley Bank, 3003 1050-000-0000 SVB Tasman Dr., Santa Clara, Cking #003300266763 Ca 95054 $ 25,027 1051-000-0000 SVB Silicon Valley Bank, 3003 Money Market Tasman Dr., Santa Clara, #3300479963 Ca 95054 $ 2,785 Silicon Valley Bank, 3003 1052-000-0000 SVB — Tasman Dr., Santa Clara, Security #486-03441 Ca 95054 $ 34,143 1053-000-0000 SVB Silicon Valley Bank, 3003 Payroll # Tasman Dr., Santa Clara, 003300483653 Ca 95054 $ 1,107 1054-000-0000 SVBCustomer Deposit -#003300538503 (Note — this account is used for E-Bay/PayPal transfers and does Silicon Valley Bank, 3003 not have customer Tasman Dr., Santa Clara, deposits.) Ca 95054 $ Capital Advisor’s Group, 1081-000-0000 CAG — Chatham Senter, 29 Crafts Investments — Cash & Street, Suite 270, Equiv #DE2645 Newton, MA 0002458 $ (280) Capital Advisor’s Group, 1101-000-0000 SHORT Chatham Senter, 29 Crafts TERM INVESTMENTS Street^ Suite 270, #DE2645 Newton. MA 0002458 $ 3,083,746 Total $ 3,146,528 cc

Tvia, Inc. Case No. 08-55860 Attachment B.3 To Schedule B — Personal Property

Tvia, Inc DEPOSITS -1940-000-0000 10/15/2008 Vendor Description Balance Pac Trust/Kol! Intereal Building Deposit — 4001 Burton Drive. Santa Clara, CA 32,165.00 PG&E Deposit- PG&E for4001 Burton Drive 150.00 VarTec Solutions Deposit — General Telecom for 4001 Burton Drive 592.00 Building Deposit — new office, 4800 Gt. Am. Pkwy, 4800 Gap Associates Santa Clara. 3,882.00 Resources Global Prf. Accounting and Finance consulting 55,000.00 Total 91,789.00

Tvia, Inc. Case No. 08-55860 Attachment B. 16 To Schedule B — Personal Property

TVIA, Inc. 1200-00 Accounts Receivable 10/15/2008 Sum of Total Customer Name Total Location of Property —— —— —— —— ADV02 Advantech Co.. Ltd. 20.00 Fl. 3, No. 7 Lane 130, Shing-Tien City, Taipei, Taiwan BEI01 Beijing Geniatech Inc, Ltd. 32.00 5/F,Shenjian Building, Park.Nanshan Dist, Shenzhen, China CEL03 Celestica Corporalion — Arden 7,490.00 4300 Round Lake Road, Arden Hills, MN, 55112 KAN01 Kanematsu Corporation 100,000.00 7-10, Doshumachi 1-chome, Osaka-Fu, 541, Japan MNC01 Micro Network Korea Co., Ltd. 37.00 2F,llryung Bldg., 34-2, Seoul. Korea NEW01 Newmi 198.00 909-926-A,Xingnengyuan BLDG, 518054, China PRO06 Protron Digital Corp 44.107.17 3257 E. Guastic Rd. #320. Ontario. CA 91761 QIB01 Qibee, Inc. 848.400.00 3708 South El Camino Real, San Mateo,, CA, 94403 SHA07 Sharewide. Inc. 53.33 Room 3-19B, Yujinghuacheng, FuTian District, , 518031 SHE12 ShengTai Electronic Science & 35.00 7D Building 7, Dachong Indusl, Nanshan Districl, Shenzhen. China SHI01 Shijian Eleclronic Co. Ltd 32.00 Advancetech Co. Ltd, Jhonghe City.Taipei County 235, Taiwan SIO01 SIOMESRL 25.00 BTICINO SPA, 22036 ERBA (CO). ITALY SZG01 ShenZhen Gonbes Technical Ltd 257.45 Unit W, 4/F Suo Taike Mansion, ShenZhen, China SZW01 ShenZhen WeiZhen 20.00 Room 5302, Sgem Science Park Grand Total 1,000,706.95 Less: Allowance for Bad Debts PRO06 Protron Digital Corp (44,107.17) QIB01 Qibee, Inc. (848,400.00) Net Accounts Receivable @ 10/15/08: 108,199.78

Tvia, Inc. Case No. 08-55860 Attachment B.21 To Schedule B — Personal Property

Attachment 21 to Schedule B Caption of Suit and Nature of Court or Agency Status of Case Number Proceeding and Location Disposition —— —— —— —— Tvia, Inc. v. Lin, et al. Civil Lawsuit Alameda County Pending HG08410637 Superior Court Tvia, Inc. v. NBG, et al. Civil Lawsuit Santa Clara County Pending 1-07-CV-084211 Superior Court Tvia, Inc. v. Silva, et Civil Lawsuit Santa Clara County Pending al. Superior Court 1-08-CV-104728

tvia, inc. case No. 08-55860 attachment B.28 & B.29 To schedule B — personal property

O:\Bill A (Resources)\Murray Workpapers\00_Schedules\2008.10.15\B6B 29. - 1700_Fixed Assets - US ONLY
Page 1 of 3

Asset ID	Type	Pl in Svc	Yr Pl in Svc	Depr Thru	Description	Active	Method	Cost Basis	Accum Depr	Net Book Value
E0001-1	Equipment	7/1/1995	1995	3/31/2006	SG810 Strapping Machine	Active	Straight-Line Ori	2,025.70	2,025.70	-
E0002-1	Equipment	2/1/1997	1997	3/31/2006	KOCH ULTRAVAC 250	Active	Straight-Line Ori	5,494.08	5,494.08	-
E0006-1	Equipment	11/1/1999	1999	3/31/2006	Projector	Active	Straight-Line Ori	4,108.00	4,108.00	-
E0011-1	Equipment	5/1/2000	2000	3/31/2006	48-pin switch box with j	Active	Straight-Line Ori	6,065.85	6,065.85	-
E0014-1	Equipment	6/1/2000	2000	3/31/2006	Workstation	Active	Straight-Line Ori	16,126.48	16,126.48	-
E0018-1	Equipment	11/1/2000	2000	3/31/2006	TEK CurveTracer 577-DI	Active	Straight-Line Ori	3,350.00	3,350.00	-
E0019-1	Equipment	11/1/2000	2000	3/31/2006	VID Measurement Set	Active	Straight-Line Ori	8,925.75	8,925.75	-
E0023-1	Equipment	12/1/2000	2000	3/31/2006	16555A	Active	Straight-Line Ori	10,319.68	10,319.68	-
E0026-1	Equipment	12/1/2000	2000	3/31/2006	US7750-HRP10A:DTV-DS1V	Active	Straight-Line Ori	12,630.00	12,630.00	-
E0028-1	Equipment	1/1/2001	2001	3/31/2006	Whiteboard	Active	Straight-Line Ori	2,689.00	2,689.00	-
E0031-1	Equipment	1/1/2001	2001	3/31/2006	2 Oscilloscopes	Active	Straight-Line Ori	28,040.25	28,040.25	-
E0034-1	Equipment	3/1/2001	2001	3/31/2006	ViewSonicPJ88F projecto	Active	Straight-Line Ori	3,266.94	3,266.94	-
E0036-1	Equipment	3/1/2001	2001	3/31/2006	ViewSonicPJ88F projecto	Active	Straight-Line Ori	3,239.99	3,239.99	-
E0038-1	Equipment	3/1/2001	2001	3/31/2006	2 PXP SMBoard	Active	Straight-Line Ori	10,800.00	10,800.00	-
E0046-1	Equipment	5/1/2001	2001	3/31/2006	S2 W/C-PCI to PCI conver	Active	Straight-Line Ori	15,000.00	15,000.00	-
E0057-1	Equipment	9/1/2001	2001	3/31/2006	256 pin leakage current	Active	Straight-Line Ori	24,300.00	24,300.00	-
E0061-1	Equipment	10/1/2001	2001	3/31/2006	PCI to PCI Converter	Active	Straight-Line Ori	5,990.00	5,990.00	-
E0062-1	Equipment	10/1/2001	2001	3/31/2006	Quantum SDLT 220	Active	Straight-Line Ori	4,681.16	4,681.16	-
E0063-1	Equipment	10/1/2001	2001	3/31/2006	Netbackupbus. Server	Active	Straight-Line Ori	4,012.09	4,012.09	-
E0069-1	Equipment	1/1/2002	2002	3/31/2006	APC SmartUPS SU3000 net	Active	Straight-Line Ori	3,197.44	3,197.44	-
E0074-1	Equipment	7/1/2002	2002	3/31/2006	Dovebid	Active	Straight-Line Ori	4,085.57	4,085.57	-
E0075-1	Equipment	9/1/2002	2002	3/31/2006	Lubbock development syst	Active	Straight-Line Ori	4,395.00	4,395.00	-
E0076-1	Equipment	10/1/2002	2002	3/31/2006	Xilinx XCV2000E	Active	Straight-Line Ori	4,604.41	4,604.41	-
E0077-1	Equipment	11/1/2002	2002	3/31/2006	Lubbock development syst	Active	Straight-Line Ori	2,500.00	2,500.00	-
E0078-1	Equipment	3/1/2003	2003	3/31/2006	Xilinx XCV2000E	Active	Straight-Line Ori	4,604.41	4,604.41	-
E0079-1	Equipment - Computer	8/1/2003	2003	7/31/2006	IBM TP T40	Active	Straight-Line Ori	2,880.59	2,880.59	-
E0080-1	Equipment	2/1/2004	2004	1/31/2007	LCD TV	Active	Straight-Line Ori	2,056.73	2,056.73	-
E0082-1	Equipment	8/1/2004	2004	7/31/2007	Custom Board	Active	Straight-Line Ori	3,247.50	3,247.50	-
E0083-1	Equipment	9/1/2004	2004	8/31/2007	Custom Board	Active	Straight-Line Ori	3,464.00	3,464.00	-
E0084-1	Equipment	10/1/2004	2004	9/30/2007	Probe card-custom	Active	Straight-Line Ori	4,979.50	4,979.50	-
E0085-1	Equipment	10/1/2004	2004	9/30/2007	Signal generator	Active	Straight-Line Ori	11,756.64	11,756.64	-
E0087-1	Equipment	12/1/2004	2004	11/30/2007	Red Hat enterprise Linux	Active	Straight-Line Ori	269.55	269.55	-
E0089-1	Equipment	3/1/2005	2005	2/28/2008	Video generator	Active	Straight-Line Ori	9,979.50	9,979.50	-
E0090-1	Equipment - Computer	6/1/2005	2005	3/31/2008	Desktop computers	Active	Straight-Line Ori	4,352.27	4,352.27	-
E0091-1	Equipment	6/1/2005	2005	3/31/2008	InfortendEonStar	Active	Straight-Line Ori	5,082.28	5,082.28	-
E0094-1	Equipment - Computer	11/1/2005	2005	3/31/2008	Laptop computer upgrade	Active	Straight-Line Ori	3,524.61	3,477.46	47.15
E0095-1	Equipment	1/1/2006	2006	3/31/2008	Dell Power Edge 2850 Ser	Active	Straight-Line Ori	2,714.91	2,525.13	189.78
E0096-1	Equipment	1/1/2006	2006	3/31/2008	MicrosoftLicense for Wi	Active	Straight-Line Ori	4,742.43	4,410.94	331.49
E0097-1	Equipment	1/1/2006	2006	3/31/2008	Dell Power Edge 2850 Ser	Active	Straight-Line Ori	2,714.91	2,525.13	189.78
E0098-1	Equipment	2/1/2006	2006	3/31/2008	Power Vault 132T, 400/80	Active	Straight-Line Ori	9,931.95	8,961.91	970.04
E0099-1	Equipment	2/1/2006	2006	3/31/2008	Windows 2003 Server Lice	Active	Straight-Line Ori	1,462.90	1,320.03	142.87
E0100-1	Equipment	2/1/2006	2006	3/31/2008	Dell server with termina	Active	Straight-Line Ori	2,652.11	2,393.09	259.02
E0101-1	Equipment	3/1/2006	2006	3/31/2008	Cisco Equipment (SC Infa	Active	Straight-Line Ori	16,017.26	14,007.21	2,010.05
E0102-1	Equipment	4/1/2006	2006	3/31/2008	Server PowerEdge 1850	Active	Straight-Line Ori	2,657.54	2,250.34	407.20
E0103-1	Equipment	4/1/2006	2006	3/31/2008	Server PowerEdge 1850	Active	Straight-Line Ori	2,657.54	2,250.34	407.20
E0104-1	Equipment	4/1/2006	2006	3/31/2008	Dell/EMCAX100 w/4TB of	Active	Straight-Line Ori	14,460.07	12,244.42	2,215.65
E0105-1	Equipment	4/1/2006	2006	3/31/2008	Cisco Equipment (SC Infa	Active	Straight-Line Ori	2,155.12	1,824.93	330.19

B6B 29. - 1700_Fixed Assets - US ONLY
10/22/2008 1:39 PM
Active - 10.15.2008

O:\Bill A (Resources)\Murray Workpapers\00_Schedules\2008.10.15\B6B 29. — 1700_Fixed Assets — US ONLY Page 2 of 3 Asset ID Type PI in Svc Yr PI In Svc DeprThru Description Active Method Cost Basis Ac cum Depr Net Book Value —— —— — E0106-1 Equipment 5/1/2006 2006 6/1/2006 2006 3/31/2008 Dell precision 4700 Desk 3/31/2008 Dell Active Active Straight-Line Ori 3,807.18 2,11 7. 36 3,118.10 1.675.33 689.08 442.03 —— — 6/1/2006 2006 6/1/2006 2006 OptiPlex 210L Minit 3/31/2008 Dell OptiPlex 210L Active Active Straight-Line Ori 2,117.36 2,117.36 1,675.33 1,675.33 442.03 442.03 — 6/1/2006 2006 6/1/2006 2006 Minit Active Active Straight-Line Ori 3,404.02 2,372,84 2,693.34 1,877.42 710.68 495.42 —— —— — 7/1/2006 2006 Aclive Straight-Line Ori 2,550.35 1,947.03 603.32 —— —— —— —— — Straight-Line Ori Straight- Line Ori Straight-Line Ori — E0107-1 Equipment — Computer —— —— — E10108-1 E0109-1 — Computer — — E0110-1 Equipment Equipment Computer —— —— — 3/31/2008 3/31/2008 Dell OptiPlex 210L Minit 3/31/2008 ISE 8. 1iFoundation with — Intel Core Duo T2400 lap — Equipment — E0111-1 E0113-1 Equipment — Computer Equipment — Computer —— — 3/31/2008 Dell System for “Bugzill E0114-1 Equipment 7/1/2006 2006 3/31/2008 TV5600 &TV5605 Handler Active Straight-Line Ori 10,545.17 8,050.61 2,494.56 E0120-1 Equipment 11/1/2006 2006 3/31/2008 Cisco Phone System Active Straight-Line Ori 20,419.11 13,320.01 7,099.10 —— —— —— —— —— —— —— — E0121-1 Equipment — 11/1/2006 2006 3/31/2008 Display Color Analyzer B Active Straight-Line Ori 9,542.11 6,224.60 3,317.51 — E0122-1 Equipment 3/26/2007 2007 3/31/2008 Cisco phone sys power su Active Straight-Line Ori 1,962.03 1,061.88 900.15 —— —— —— —— —— —— —— —— —— — E0123-1 Equipment — Computer 7/4/2008 2008 Laptop Active 2,034.40 196.87 1 ,837.53 E0001-1 Fixture and furniture 1/1/2000 2000 3/31/2006 Cubicle Active Straight-Line Ori 6,323.10 6,323.10 . — E0003-1 Fixture and furniture Fixture and furniture 9/1/2001 2001 4/1/2001 2001 3/31/2006 Furniturefor audio/visu Active Active Straight-Line Ori 5,000.00 25,605.00 5,000.00 25,605.00 - —— —— —— —— —— — E0004-1 E0001-1 Software 5/1/2000 2000 5/1/2000 2000 Straight-Line Ori 4.399.50 4,399750 4,399.50 4,399.50 —— —— —— —— —— — Straight-Line Ori 2,767.89 19,325.25 2,767.89 19,325.25 —— —— —— —— — 3/31/2006 Toshiba 5570 Copier —— — 3/31/2006 Silos IIILogic Simulato Active —— —— — E0002-1 Software 3/31/2006 Silos IIILogic Simulato Active Active Active Straight-Line Ori —— —— —— —— — Straight-Line Ori Straight-Line Ori — VirusScansubscription E0003-1 Software 7/1/2000 8/1/2000 2000 3/31/2006 3/31/2006 I —— —— —— —— —— —— —— Silos IIILogic SimulatoE0004-1 Software 2000 36,751.00 75,570.00 Straight-Line Ori 49,507.72 67,548.00 Straight-Line Ori 63,651.00 28,523,88 Active Active Straight-Line Ori 54 ,367.20 5,608.07 SoftwareTool Mentor Active Active Straight-Line Ori 3,266.09 3,261.53 498.86 E0005-1 Software 8/1/2000 2000 2000 2000 3/31/2006 3/31/2006 Graphics Active Active Straight-Line Ori 36,751.00 75,570.00 1,022,400.00 178.89 805.01 78.15 E0006-1 Softwar e 9/1/2000 11/1/2000 E0007-1 Software Software 3/31/2006 3/31 /2666” Tektronix Symplicity 49,507.72 E0008-1 11/1/2000 2000 67,548.00 63,651.00 28,523.88 54,367.20 5,608.07 3,266.09 E0009-1 Software 11/1/2000 2000 3/31/2006 3/31/2006 AvantE0010-1 Software 11/1/2000 2000 Avant Straight-Line OriE0011-1 Software 1/1/2001 2001 3/31/2006 Accounting Software Active Straight-Line OriE0012-1 Software 1/1/2001 2001 3/31/2006 VLOG NL Simulator Active Straight-Line OriE0013-1 Software 2/1/2001 2001 3/31/2006 Foundation F3-L1 Aclive Straight-Line OriE0014-1 Software 2/1/2001 2001 3/31/2006 Simulator Active Straight-Line Ori 1,022,400.00 146,250.00 95,890.00 88,000. 003,807.13 15,640.00 89,250.00 123,750.00 20,000.00 15,300.0 0 129,656.00 626,540.00 46,506.25 11,981.25 43,403.47 4,608.53 1,652.50 7,437.18 E0015-1 Software 4/1/2001 2001 3/31/2006 Sun Solaris, 4 seats Active Straight-Line Ori 146,250.00 721.85 E0016-1 Software 6/1/2001 2001 3/31/2006 Green Hills Active Straight-Line Ori 95,890.00 E0017-1 Software 6/1/2001 2001 3/31/2006 eDA Card Active Straight-Line Ori 88,000.00 3,807.13 Straight-Line OriE0018-1 Software 7/1/2001 2001 3/31/2006 Visual D +Dev.Tools & ActiveE0019-1 Software 8/1/2001 2001 3/31/2006 Debussy nrace verilog Ii Active Straight-Line Ori 15,640.00 89,250.00 Straight-Line OriE0020-1 Software Software 9/1/2001 2001 3/31/2006 Tuxedo-LEC & VLG Active E0021-1 .......... Software Software 10/1/2001 E0022-1 2/1/2002 3/1/2002 E0023-1 4/1/2002 Straight-Line Ori Straight-Line Ori Stra ight-Line Ori Straight-Line Ori Straight-Line Ori Straight-Line Ori Active Active Straight-Line Ori Aclive Aclive SSraight-Line Ori 123,750.00 Aclive Active Straight-Line Ori 20,000.00 15,300.00 Active Aclive Straight-Line Ori 129,656.00 Active Active Straight-Line Ori 626,540.00 2001 2002 2002 2002 3/31/2006 Calibre Active Active Straight-Line Ori 46,506.25 11,981.25 3/31/2006 Software911 3/31/2006 Debussy nrace verilog IiE0024-1 E0025-1 E0026-1 E0027-1 .......... E0028-1 E0029-1 E0030-1 .......... E0031-1 E0032-1 Software 3/31/2006 Dynacore 2/1/2003 3/1/2601 6/1/2001 1/1/2006 2/1/2666 2/1/2006 2003 2001 2001 2006 Ftoatingconfiguration p Software 2/1/2006 2006 2006 2666 2006 3/31/2006 3/31/2006 Accounting SoftwareSoftware Software Software Software Software Software Software 3/31/2006 3/31/2008 Accounting Software Fourth Shift Software 46,665.00 5,107.39 1,831.39 8,242.19 800.00 3/31/2008 Fourth Shift Software
3/31/2008 Fourth Shift SoftwareFourth Shift Software 3/31/2008 3/31/2008 Fourth Shift Software 2/1/2006 B6B 29.- 1700___Fixed Assets — US ONLY 10/22/2008 1:39 PM Active- 10.15, .2008

O:\Bill A (Resources)\Murray Workpapers\00_Schedules\2008.-i0.15\B6B 29. — 1700_Fixed Assets — US ONLY Page 3 of 3 Asset ID Type PI in Svc Yr PI in Svc DeprThru Description Active Method Cost Basis Accum Depr Net Book Value — 3/31/2008 Fourth Shift ;0033-1 Software 2/1/2006 2006 Software Active Straight-Line Ori 2,435.47 2,197.58 237.89 3/31/2008 Fourth Shift ;0034-1 Software 2/1/2006 2006 Software Active Straight-Line.Ori 800.00 721.85 78.15 —— —— —— —— —— —— —— —— —— —— 3/31/2008 Fourth Shift E0035-1 Software 3/1/2006 2006 Software Active Straight-Line Ori 8,185.51 7,158.68 1,026,83 3/31/2008 Various E0036-1 Software 4/1/2006 2006 software Windows Active Straight-Line Ori 5,722.09 4,845,33 876.76 3/31/2008 Various E0037-1 Software 4/1/2006 2006 software Windows Active Straight-Line Ori 3,215.04 2,722.43 492.61 3/31/2008 Fourth Shift E0038-1 Software 4/1/2006 2006 Software — Active Straight-Line Ori 5,539.36 4,690.57 848.79 3/31/2008 Solver E0040-1 Software 6/1/2006 2006 XLReporter Conso Active Straight-Line Ori 5.412.50 4,282.49 1,130.01 3/31/2008 Great Plains E0041-1 Software 8/1/2006 2006 Fixed Asset Active Straight-Line Ori 5,022.80 3,695.08 1,327.72 3/31/2008 E0042-1 Software 12/1/2006 2006 Website/Brachure/UI Active Straight-Line Ori 8,000.00 4,996.41 3,003.59 Concordance Software E0043-1 Software 6/25/2008 2008 License Active 3,889.96 484.48 3,405.48 3/31/2006 CP5300 E0001-1 Tooling 1/1/2000 2000 -Photomask Active Straight-Line Ori 23,100.00 23,100.00 — 3/31/2006 CP5300 E0002-1 Tooling 2/1/2000 2000 -Photomask Active Straight-Line Ori 48,700.00 48,700.00 — 3/31/2006 CP5300 E0003-1 Tooting 3/1/2000 2000 -Photomask Active Straight-Line Ori 3,300.00 3,300.00 — 3/31/2006 CP5300 E0004-1 Tooling 5/1/2000 2000 -Photomask Active Straight-Line Ori 3,300.00 3.300.00 — 3/31/2006 CP5300 E0005-1 Tooling 8/1/2000 2000 -Photomask Active Straight-Line Ori 23,100.00 23,100.00 — 3/31/2006 CP5200 E0006-1 Tooling 2/1/2001 2001 -Photomask Active Straight-Line Ori 48,700.00 48.700.00 — E0007-1 Tooling 3/1/2001 2001 3/31/2006 Tooling Active Straight-Line Ori 4,000.00 4,000.00 — 3/31/2006 CP5200 E0008-1 Tooling 6/1/2001 2001 -Photomask Active Straight-Line Ori 23,100.00 23,100.00 — E0009-1 Tooling 6/1/2001 2001 3/31/2006 CP5300 -Tooling Active Straight-Line Ori 12,000.00 12,000.00 — 3/31/2006 MSC5205/5600 - E0010-1 Tooling 1/1/2002 2002 Tooling Active Straight-Line Ori 182,750.00 182,750.00 — 3/31/2006 MSC5205/5600 - E0011-1 Tooling 4/1/2002 2002 Tooling Active Straight-Line On 18,700.00 18,700.00 — 3/31/2006 MSC5205/5600 - E0012-1 Tooling 6/1/2002 2002 Tooling Active Straight-Line Ori 49,650.00 49,650.00 — E0013-1 Tooling 8/1/2002 2002 3/31/2006 WM1 000 -Tooling Active Straight-Line Ori 99,200.00 99,200.00 — 3/31/2006 MSC 5205/5600 - E0014-1 Tooling 8/1/2002 2002 Tooling Active Straight-Line Ori 21,600.00 21,600.00 — E0015-1 Tooling 1/1/2003 2003 3/31/2006 WM1000 -Tooling Active Straight-Line Ori 23,300.00 23,300.00 — E0016-1 Tooting 6/1/2003 2003 3/31/2006 WM 1000 -Tooling Active Straight-Line Ori 23,300.00 23,300.00 — E0017-1 Tooting 8/1/2004 2004 7/31/2006 CP5202 Active Straight-Line Ori 52,500.00 52,500.00 — 7/31/2005 MSC5202/5600 - E0018-1 Tooling 8/1/2003 2003 Tooling Active Straight-Line Ori 3,000.00 3,000.00 — E0019-1 Tooling 10/1/2004 2004 9/30/2006 TV5600 -Tooling Active Straight-Line Ori 115,000.00 115,000.00 — 10/31/2006 TV5600 E0020-1 Tooling 11/1/2004 2004 -Substrate tooli Active Straight-Line Ori 4,000.00 4,000.00 — E0021-1 Tooling 12/1/2004 2004 11/30/2006 TV5600 -Tooling Active Straight-Line Ori 53,200.00 53,200.00 — E0022-1 Tooling 12/1/2004 2004 11/30/2006 CP5202 -Tooling Active Straight-Line Ori 5,000.00 5,000.00 — E0023-1 Tooling 12/1/2004 2004 11/30/2006 CP5202 -Tooling Active Straight-Line Ori 5,000.00 5,000.00 — E0024-1 Tooling 2/1/2 005 2005 1/31/2007 TV5600 -Tooling Active Straight-Line Ori 20,200,00 20,200.00 — 4,235,353.53 4,191,129.40 44,224.13 Data — Sum of Cost Sum of Accum Sum of Net Type Basis Depr Book Value Equipment 347,133.86 324,469.51 22,664,35 Equipment — Computer 24,067.14 19,757.63 4,309.51 Fixture and furniture 36,928.10 36,928.10 0.00 Software 2,961,524.43 2,944,274.16 17,250.27 Tooling 865,700.00 865,700.00 0.00 Grand Total 4,235,353.53 4,191,129.40 44,224.13 B6B 29. — 1 700_Fixed Assets — US ONLY 10/22/2008 1 :39 PM Active — 1 0. 1 5.2008

Tvia, Inc. Case No. 08-55860 Attachment B.30 To Schedule B — Personal Property

O:\Bill A (Resources)\Murray Workpapers\00_Schedules\2008.10.15\B6B 30. — 1485-000 Inventory Reserve Tvia, Inc. Net Inventory after reserve — US 10/15/2008 3/31/2008 10/15/2008 —— —— Based on Based on Net inventory Resv’d on forecast forecast Value @ Location Part# Qty on hand Ext. Price book Add’L res’v Adj 10/15/08 —— —— —— —— —— —— —— —— UMC CP5202-C-1-01 — — 0 FST CP5202-C-1-01 — — 0 ASE CP5202-C-2S-01 — — 0 TV5600-B-2S-01 144.437 260,549.90 292,031.57 (31,481.67) 0 TV5725-A-2S-1 1 575,100 511,378.92 511,378.92 0 Hefei WIP CP5202-CL-3-01 55,381 196,772.81 196,773 TV5605-BG-3-01 0 TV5600-BF-3-11 2,400 6,751.20 6,751.20 0 Santa Clara CP5000 12,189 — 0 CP5202-CG 199 791.29 791 TV5605-BG-11 273 894.62 895 CP50SOSTB 80 7,760.00 7,760 S FG in Hefei CP2010 9,320 — 0 CP5202 50,574 196,702.63 196,703 TV5600 743,523 2,602,663.12 2,602,663.12 0 TV5605 42,813 177,545.79 — 177,546 TV5725 1,055,846 2,724,082.68 468,476.10 1,636,767.78 (140,610.00) 759,449 Total Inventory: 2,692,135 6,685,893 3,881,301 1,636,768 (172,092) 1,339,916 B6B 30.-1485-000 Inventory Reserve 10/27/2008 11:28 AM Reserve

Tvia, Inc. Case No. 08-55860 Attachment B.35 To Schedule B — Personal Property

In re TVIA. INC. Case No. 08-55860 —— —— Debtor SCHEDULE B — PERSONAL PROPERTY CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY DESCRIPTION AND SECURED CLAIM TYPE OF PROPERTY NONE LOCATION OF PROPERTY OR EXEMPTION —— —— —— —— 35. Other personal property of any kind not already listed. Itemize. Accrued Interest on Investments: Capital Advisors Group Chatham Senter, 29 Crafts Street, Suite 270 Newton, MA 0002458 $8,686 Other personal property of any kind not already listed. Itemize. Legal Retainer: Murray & Murray 19400 Stevens Creek Blvd, Cupertino, CA, 95014 $266,372 Other personal property of any kind not already listed. Itemize. Prepaid Substrate: ASE, INC. 2880 ZANKER ROAD, Ste 106 SAN JOSE, CA, 95134 $8,845 Other personal property of any kind not already listed. Itemize. Prepaid Expenses: Tvia Inc. China Devel Area Software Bldg 606# 669 Changjiang Road West Hefei, Anhui 230088 P.R. China $73,873 Other personal property of any kind not already listed. Itemize. Legal Retainer: Wilson Sonsini Goodrich & Rosati 650 PAGE MILL ROAD PALO ALTO, CA, 94304-1050 $100,000 Other personal property of any kind not already listed. Itemize. Prepaid Insurance: One Beacon America 1 Beacon Lane Canton. MA 02021-1030 $1,157 Other personal property of any kind not already listed. Itemize. Prepaid Insurance: ABD Insurance 305 Walnut Street Redwood City, CA 94063 $158,164 Other personal property of any kind not already listed. Itemize. Prepaid Insurance: Blue Cross P.O. BOX 9057 Oxnard, CA, 93031 $192 Attachment B. 35

In re TVIA, INC. Case No. 08-55860 Debtor SCHEDULE B — PERSONAL PROPERTY CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY DESCRIPTION AND SECURED CLAIM TYPE OF PROPERTY NONE LOCATION OF PROPERTY OR EXEMPTION —— —— —— —— Other personal Prepaid Insurance: property of any Chubb and Son kind not already Dept. 10394 listed. Itemize. Palatine, IL 60055-0394 $ 1,900 Other personal Prepaid Cobra Insurance: property of any COPOWER kind not already P.O. BOX 10862 listed. Itemize. PALO ALTO, CA, 94303-0918 $ 3,994 Other personal Prepaid Cobra Insurance: property of any Blue Cross kind not already P.O. BOX 9057 listed. Itemize. Oxnard, CA, 93031 $ 793 Other personal Prepaid Personal Property Tax: property of any TAX COLLECTOR, COUNTY OF kind not already SANTA CLARA listed. Itemize. 70 W. HEDDING ST., EAST W SAN JOSE, CA, 95110-1767 $ 13,358 Total> $ 637,334 Attachment B. 35

B6D (Official Form 6D) (12/07) In re Tvia, Inc. Case No. 08-55860 Debtor (If known) SCHEDULE D — CREDITORS HOLDING SECURED CLAIMS ☑ Check this box if debtor has no creditors holding secured claims to report on this Schedule D. DATE CLAIM WAS CREDITOR’S NAME AND INCURRED, NATURE AMOUNT OF MAILING ADDRESS OF LIEN, AND CLAIM WITHOUT INCLUDING ZIP CODE AND DESCRIPTION AND DEDUCTING UNSECURED AN ACCOUNT NUMBER HUSBAND, WIFE, JOINT VALUE OF PROPERTY VALUE OF PORTION, IF (See Instructions, Above.) CODEBTOR OR COMMUNITY SUBJECT TO LIEN CONTINGENT UNLIQUIDATED DISPUTED COLLATERAL ANY —— —— —— —— —— —— —— —— —— ACCOUNT NO. VALUE 0 continuation sheets attached Subtotal > (Total of this page) $ 0.00 $ 0.00 Total > (Use only on last page) $ 0.00 $ 0.00 (Report also on Summary of (If applicable, report also on Statistical Summary of Certain Liabilities and Related Schedules) Data.)

B6E (Official Form 6E) (12/07) In re Tvia, Case No. Inc. 08-55860 Debtor (If Known) SCHEDULE E — CREDITORS HOLDING UNSECURED PRIORITY CLAIMS ☐ Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E. TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets.) ☐ Domestic Support Obligations Claims for domestic support that are owed to or recoverable by a spouse, former spouse, or child of the debtor, or the parent, legal guardian, or responsible relative of such a child, or a governmental unit to whom such a domestic support claim has been assigned to the extent provided in 11 U.S.C. §507(a)(1). ☐ Extensions of credit in an involuntary case Claims arising in the ordinary course of the debtor’s business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. § 507(a)(3). ☑ Wages, salaries, and commissions Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives Up to $10,950 per person earned within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(4). ☐ Contributions to employee benefit plans Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(5). ☐ Certain farmers and fishermen Claims of certain farmers and fishermen, up to $5,400* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. § 507(a)(6). ☐ Deposits by individuals Claims of individuals up to $2,425* for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. § 507(a)(7). ☐ Taxes and Certain Other Debts Owed to Governmental Units Taxes, customs duties, and penalties owing to federal, state, and local governmental units as set forth in 11 U.S.C. § 507(a)(8). ☐ Commitments to Maintain the Capital of an Insured Depository Institution Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. § 507 (a)(9). ☐ Claims for Death or Personal Injury While Debtor Was Intoxicated Claims for death or personal injury resulting from the operation of a motor vehicle or vessel while the debtor was intoxicated from using alcohol, a drug, or another substance. 11 U.S.C. §507(a)(10). * Amounts are subject to adjustment on April 1, 2010, and every three years thereafter with respect to cases commenced on or after the date of adjustment. 1 continuation sheets attached

B6E (Official Form 6E) (12/07) – Cont.

In re Tvia, Inc. Debtor — Case No. 08-55860 (if known)

SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
(Continuation Sheet)

Type of Priority: Wages, Salaries, and Commissions

CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (*See instructions above.*)	CODEBTOR	HUSBAND, WIFE, JOINT OR COMMUNITY	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM	AMOUNT ENTITLED TO PRIORITY	AMOUNT NOT ENTITLED TO PRIORITY, IF ANY
ACCOUNT NO. David Levi 130 Mount Auburn St., Unit 208 Cambridge, MA 02138			July - Sept. 2008 Director Fees				4,999.00	4,999.00	0.00
ACCOUNT NO. Eli Porat 400 Casselino Drive San Jose, CA 95136			9/30/2008 Vacation Accrual				5,331.00	5,331.00	0.00
ACCOUNT NO. Hong-Ping Ding 306 Escobar Street Fremont, CA 94539			9/30/2008 Vacation Accrual				6,872.00	6,872.00	0.00
ACCOUNT NO. Jefferson Stamp 15650-A Vineyard Blvd., No. 1 Morgan Hill, CA 95047			9/30/2008 Vacation Accrual				8,057.00	8,057.00	0.00
ACCOUNT NO. Margaret Baran 977 Warburton Ave., Suite 20 Santa Clara, CA 95050			10/15/2008 Commission and Vacation Accrual				7,160.00	7,160.00	0.00
ACCOUNT NO. Shai Silberman 21513 Conradia Court Cupertino, CA 95014			9/30/2008 Vacation Accrual				4,821.00	4,821.00	0.00

Sheet no. 1 of 1 continuation sheets attached to Schedule of Creditors Holding Priority Claims

Subtotals> (Totals of this page)	$ 37,240.00	$ 37,240.00	$ 0.00
Total > (Use only on last page of the completed Schedule E. Report also on the Summary of Schedules.)	$ 37,240.00		
Total > (Use only on last page of the completed Schedule E. If applicable, report also on the Statistical Summary of Certain Liabilities and Related Data.)		$ 37,240.00	$ 0.00

B6F (Official Form 6F) (12/07)

In re Tvia, Inc. Case No. 08-55860
Debtor (If known)

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

☐ Check this box if debtor has no creditors holding unsecured claims to report on this Schedule F.

CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (*See instructions above.*)	CODEBTOR	HUSBAND, WIFE, JOINT OR COMMUNITY	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
ACCOUNT NO. American Stock Transfer & Trust 59 Maiden Lane New York, NY 10038			Trade Debt				1,200.00
ACCOUNT NO. Astro Systems, Inc. 418 Cloverleaf Drive, Unit C Baldwin Park, CA 91706			June 2008 Claim for Sales Tax			X	2,466.00
ACCOUNT NO. AT & T Long Distance P.O. Box 660688 Dallas, TX 75266-0688			Trade Debt				39.95
ACCOUNT NO. Benjamin Silva 1037 Sundance Drive Fremont, CA 94539			May 30, 2008 Claim for indemnification Subject to setoff			X	Unknown
ACCOUNT NO. Cherng Chii Co., Ltd No. 10-1, Lane 251 Taipei, Taiwan			Trade Debt				1,896.50

4 Continuation sheets attached

Subtotal > $ 5,602.45

Total > $

(Use only on last page of the completed Schedule F.)
(Report also on Summary of Schedules and, if applicable on the Statistical Summary of Certain Liabilities and Related Data.)

B6F (Official Form 6F) (12/07) - Cont.

In re Tvia, Inc. Case No. 08-55860
Debtor (If known)

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (*See instructions above.*)	CODEBTOR	HUSBAND, WIFE, JOINT OR COMMUNITY	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
ACCOUNT NO. City of Santa Clara Municipal Utility P.O. Box 58000 Santa Clara, CA 95052			Trade Debt				1,173.63
ACCOUNT NO. City of Santa Clara Police Dept. 601 El Camino Real Santa Clara, CA 95050			Trade Debt				22.00
ACCOUNT NO. County Process Service 31 East Julian Street San Jose, CA 95112			Trade Debt				162.50
ACCOUNT NO. Data International Co., Ltd (Datavision) 5F, No. 5 Lane 169 Kang-Ning Street Hsi Chin Chen Taipei Hsien, Taiwan ROC			May 2007 Claim for refund			X	115,000.00
ACCOUNT NO. David Medin 940 S. Joseph Avenue Los Altos, CA 94024			December 2007 Severance Pay			X	162,000.00

Sheet no. 1 of 4 continuation sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims

Subtotal > $ 278,358.13

Total > $

(Use only on last page of the completed Schedule F.)
(Report also on Summary of Schedules and, if applicable on the Statistical Summary of Certain Liabilities and Related Data.)

B6F (Official Form 6F) (12/07) - Cont.

In re Tvia, Inc. Debtor Case No. 08-55860 (If known)

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (*See instructions above.*)	CODEBTOR	HUSBAND, WIFE, JOINT OR COMMUNITY	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
ACCOUNT NO. Diane Bjorkstrom 707 Bryant Street, #307 Palo Alto, CA 94301			June 2008 Claim for indemnification Subject to setoff			X	Unknown
ACCOUNT NO. E-Trade Attn: Accounts Receivables P.O. Box 3512 Arlington, VA 22203			Trade Debt				16,238.00
ACCOUNT NO. Konica Minolta Business Solutions Solutions USA, Inc. File 50252 Los Angeles, CA 90074-0252			Trade Debt				92.88
ACCOUNT NO. Matthew McKee 1520 Yellowstone Court Rocklin, CA 95765			July 2008 Claim for Attorney's Fees under California Corporations Code Sec. 1601			X	Unknown
ACCOUNT NO. Matthew McKee 1520 Yellowstone Court Rocklin, CA 95765			May 2008 Claim for indemnification Subject to setoff			X	Unknown

Sheet no. 2 of 4 continuation sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims

Subtotal >	$ 16,330.88
Total >	$

(Use only on last page of the completed Schedule F.)
(Report also on Summary of Schedules and, if applicable on the Statistical Summary of Certain Liabilities and Related Data.)

B6F (Official Form 6F) (12/07) - Cont.

In re Tvia, Inc. Case No. 08-55860

Debtor (If known)

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (*See instructions above.*)	CODEBTOR	HUSBAND, WIFE, JOINT OR COMMUNITY	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
ACCOUNT NO. Matthew McKee 1520 Yellowstone Court Rocklin, CA 95765			August 2007 Commission Pay			X	74,735.15
ACCOUNT NO. Niesar Curls Bartling & Whyte LLP 90 New Montgomery Street, 9th Floor San Francisco, CA 94105			Legal fees August 2008			X	63,000.00
ACCOUNT NO. Office Depot, Inc. File #81901 Los Angeles, CA 90074-1901			Trade Debt				282.23
ACCOUNT NO. ProTech Perennial, Ltd. Unit 4, 3/F Wah Shing Center 11 Shing Yip Street Kwun Tong, Kowloon Hong Kong			February 2008 Claim for refund			X	100,000.00
ACCOUNT NO. Rexon Technology Corp. No. 358, Huaya 2nd Rd. Gueishan Shiang Taoyuan, Taiwan			January 2007 Trade debt			X	399,912.00

Sheet no. 3 of 4 continuation sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims

Subtotal > $ 637,929.38

Total > $

(Use only on last page of the completed Schedule F.)
(Report also on Summary of Schedules and, if applicable on the Statistical Summary of Certain Liabilities and Related Data.)

SCHEDULE F — CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS (Continuation Sheet)

B6G (Official Form 6G) (12/07)

In re: Tvia, Inc., Debtor

Case No. 08-55860 (If known)

SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

☐ Check this box if debtor has no executory contracts or unexpired leases.

NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT.	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S INTEREST, STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
4800 GAP Associates, LLC 4800 Great America Parkway Suite 202 Santa Clara, CA 95054	Office Lease
Advanced Architectures, LLC 19421 Sierra Lago Road Irvine, CA 92603-3812	Technology License Agreement re intellectual property
AIG American International Companies National Union Fire Insurance Company of Pittsburgh, PA 175 Water Street New York, NY 10038	Executive and Organization Liability Insurance
Aldec, Inc. Corporate Headquarters 2260 Corporate Circle Henderson, NV 89074	Technology License Agreement re intellectual property
Artisan Components, Inc. ARM Holding PLC Liberty House Moorbridge Road Maidenhead SL6 8LT, UK	Technology License Agreement re intellectual property
Baichuan Du, Director Room 1504, Building 7, No. 1504 No. 2 Guang An Men, BeibingHe Rd W. District Beijing 100045	Indemnity Agreement
Bathsheba Malsheen 195 Duboce Ave San Francisco, CA 94103	Indemnity Agreement
Bay Area Internet Solutions 2650 San Thomas Expressway Santa Clara, CA 95051	Internet Access and Co-location Agreement

B6G (Official Form 6G) (12/07) -Cont.

In re: Tvia, Inc. — Debtor — Case No. 08-55860 (If known)

SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

(Continuation Sheet)

NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT.	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S INTEREST, STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
Bruce Berkoff 16055 SW Walker Rd., Suite 264 Beaverton, OR 97006	Indemnity Agreement
David Levi 130 Mount Auburn St., Unit 208 Cambridge, MA 02138	Indemnity Agreement
Eli Porat 400 Casselino Drive San Jose, CA 95136	Indemnity Agreement Employment Agreement Transaction Bonus Plan
Explore Semiconductor, Inc. 5F-4, No. 79, Sec. 1, Hsin Tai Wu Rd Shi-chih, Taipei Hsien, Taiwan	Technology License Agreement re intellectual property
Faraday Technology Corporation 10-2 Li-Hsin First Road Science Based Industrial Park, Hsinchu Taiwan, ROC	Technology License Agreement re intellectual property
Hong-Ping Ding 306 Escobar Street Fremont, CA 94539	Indemnity Agreement Employment Agreement Transaction Bonus Plan
Jefferson Stamp 15650-A Vineyard Blvd., No. 1 Morgan Hill, CA 95047	Indemnity Agreement Employment Agreement Transaction Bonus Plan
Koll Intereal Bay Area c/o Koll Management Services, Inc. 2041 Mission College Blvd., Ste 100 Santa Clara, CA 95054	Multi-Tenant Single-Building Modified-Net Lease for real property

B6G (Official Form 6G) (12/07) -Cont.

In re: Tvia, Inc., Debtor Case No. 08-55860 (If known)

SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

(Continuation Sheet)

NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT.	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S INTEREST, STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
Konica Minolta Bac of America Leasing Admin Center PO Box 7023 Troy, MI 48007-7023	Equipment Lease Agreement for copy machine
Kopera Software Inc. 13945 Pierce Road Saratoga, CA 95070	Software License Agreement re Teletext Software
Margaret Baran 977 Warburton Ave., Suite 20 Santa Clara, CA 95050	Indemnity Agreement Employment Agreement Transaction Bonus Plan
MediaTek USA Inc. 2860 Junction Ave San Jose, CA 95134	License Agreement re intellectual property
Old Republic Insurance Company 133 Oakland Avenue Greensburg, PA 15601	Directors and Officers Liability Insurance Policy
Pitney Bowes P.O. Box 856390 Louisville, KY 47285	Equipment Lease for postage machine
Shai Silberman 21513 Conradia Court Cupertino, CA 95014	Indemnity Agreement Employment Agreement Transaction Bonus Plan
Tvia Inc. China Devel Area Software Bldg #606 669 Changjang Road West Hefei, Anhui 230088 P.R. China	Research and Development and Other Support Service Agreement re design and development of products and intellectual property

B6G (Official Form 6G) (12/07) -Cont. I” re: Tvia. Inc. ............... ,, Case No. °[8]‘55860 —— — Debtor (If known) SCHEDULE G — EXECUTORY CONTRACTS AND UNEXPIRED LEASES (Continuation Sheet) NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT. DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR’S INTEREST, STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT. —— — William R. Walker, Director 15745 Peach Hill Rd. Saratoga, CA 95070 Indemnity Agreement —— — Zoran Microelectronics, Ltd Advanced Technology Center Haifa, Israel 31024 Technology License Agreement for intellectual property —— —

B6H (Official Form 6H) (12/07) In re: Tvia. Inc. Case No. 08-55860 Debtor (If known) SCHEDULE H — CODEBTORS ☑ Check this box if debtor has no codebtors. NAME AND ADDRESS OF CODEBTOR NAME AND ADDRESS OF CREDITOR

B6 Declaration (Official Form 6 - Declaration) (12/07)

In re Tvia, Inc.
Debtor

Case No. 08-55860
(If known)

DECLARATION CONCERNING DEBTOR'S SCHEDULES

DECLARATION UNDER PENALTY OF PERJURY BY INDIVIDUAL DEBTOR

(NOT APPLICABLE)

DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP

I **Eli Porat**, the **Chief Executive Officer** of the **Corporation** named as debtor in this case, declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of **18** sheets *(Total shown on summary page plus 1)*, and that they are true and correct to the best of my knowledge, information, and belief.

Date 10/30/08

Signature: Eli Porat

Eli Porat Chief Executive Officer
[Print or type name of individual signing on behalf of debtor.]

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C §§ 152 and 3571.